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                                                                    EXHIBIT 10.2

                               INDEMNITY AGREEMENT

THIS AGREEMENT made as of the _______ day of _________________, 1997.

BETWEEN:

         RITCHIE BROS. AUCTIONEERS INCORPORATED, a corporation amalgamated under the laws of Canada and having an office at 9200 Bridgeport Road, Richmond, British Columbia, V6X 1S1

         (the "Corporation")

AND:

         _____________________, _______________, of ____________________________


         (the "Indemnified Party")

WHEREAS:

A. The Indemnified Party is, has been or may become a director or officer of the Corporation or of a body corporate of which the Corporation is, was or may become a shareholder or creditor (an "Interested Corporation"), or at the request of the Corporation or an Interested Corporation a director or officer of (or is acting in a similar capacity for) a corporation, partnership, association, syndicate, joint venture, trust or other organization, whether incorporated or unincorporated (an "Other Entity");

B. The Corporation considers it desirable and in the best interests of the Corporation to enter into this Agreement to set out the circumstances and manner in which the Indemnified Party may be indemnified in respect of certain liabilities or expenses which the Indemnified Party may incur as a result of his acting as a director or officer of the Corporation, an Interested Corporation or Other Entity;

C. The Indemnified Party has agreed to serve or to continue to serve as a director or officer of the Corporation, an Interested Corporation or Other Entity subject to the Corporation providing him with adequate insurance or an indemnity against certain liabilities and, in order to induce the Indemnified Party to serve and to continue to so serve, the Corporation has agreed to provide the indemnity herein;

D. The Articles of Amalgamation and By-Laws of the Corporation contemplate that the Indemnified Party may be indemnified in certain circumstances.

IN WITNESS THEREFORE that in consideration of the sum of ONE DOLLAR ($1.00) now paid by the Indemnified Party to the Corporation (the receipt and sufficiency of which is acknowledged
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by the Corporation), and in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.       GENERAL INDEMNITY.  The Corporation agrees:

    (a) Expanded Indemnity - except in respect of an action by or on behalf of the Corporation or an Interested Corporation to procure a judgment in its favour against the Indemnified Party, or as otherwise provided herein, to indemnify and save the Indemnified Party harmless, to the full extent permitted by law, including but not limited to that under the Canada Business Corporations Act, as the same exists on the date hereof or may hereafter be amended (but, in the case of such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the law permitted prior to such amendment) from and against any and all costs, charges, expenses, fees, loss, damages or liabilities (including legal or other professional fees), without limitation, and whether incurred alone or jointly with others, which the Indemnified Party may suffer, sustain, incur or be required to pay arising out of or incurred in respect of any action, suit, proceeding, investigation or claim which may be brought, commenced, made, prosecuted or threatened against the Indemnified Party or any of the other directors or officers of the Corporation, an Interested Corporation or Other Entity, for or in respect of any claim to which he is made a party by being or having been a director or officer of the Corporation, an Interested Corporation or Other Entity or which the Indemnified Party may be required to participate in or provide evidence in respect of (any of the same hereinafter being referred to as a "Claim") howsoever arising and whether arising in law, equity or under statute, regulation or governmental ordinance of any jurisdiction or any act, deed, matter or thing done, made, permitted or omitted by the Indemnified Party arising out of, or in connection with the affairs of the Corporation, the Interested Corporation or Other Entity or the exercise by the Indemnified Party of his powers or the performance of his duties as a director or officer of the Corporation, an Interested Corporation or Other Entity including, without limitation, any and all costs, charges, expenses, fees, loss, damages or liabilities which the Indemnified Party may suffer, sustain or incur or be required to pay in connection with investigating, initiating, defending, appealing, preparing for, providing evidence in, instructing and receiving the advice of his own or other counsel, or any amount paid to settle any claim or satisfy any judgment, fine or penalty, provided that the indemnity provided for in this Section 1(a) will only be available provided:

         (i) the Indemnified Party was acting honestly and in good faith with a view to the best interests of the Corporation, the Interested Corporation or Other Entity, as the case may be;

         (ii) in the case of a criminal or administrative action or proceeding that is enforced by monetary penalty, in so acting, the Indemnified Party had reasonable grounds for believing that his conduct was lawful; and


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         (iii)    in so acting, the Indemnified Party was not in breach of his obligations hereunder.

    (b) Indemnity as of Right - notwithstanding anything herein, an Indemnified Party is entitled to indemnity from the Corporation in respect of all costs, charges and expenses reasonably incurred by him in connection with the defence of any civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation or an Interested Corporation, if the Indemnified Party:

         (i) was substantially successful on the merits in his defence of the action or proceeding; and

         (ii) fulfils the conditions set out in Section 1(a)(i) and (ii) above.

    (c) Derivative Claims etc. - in respect of any action by or on behalf of the Corporation or an Interested Corporation to procure a judgment in its favour against the Indemnified Party, in respect of which the Indemnified Party is made a party by reason of his being or having been a director or officer of the Corporation or an Interested Corporation, the Corporation shall make application, at its expense, for the approval of a court of competent jurisdiction to indemnify and save harmless the Indemnified Party, his heirs and legal representatives against such costs, charges and expenses reasonably incurred by him in connection with such action provided the Indemnified Party fulfils the conditions set out in Section 1(a)(i) and (ii) above.

    (d) Incidental Expenses - except to the extent such costs, charges, expenses, fees or liabilities are paid by an Interested Corporation or Other Entity, the Corporation shall pay or reimburse the Indemnified Party for his reasonable travel, lodging or accommodation costs, charges or expenses paid or incurred by or on behalf of the Indemnified Party in carrying out his duties as a director or officer of the Corporation, an Interested Corporation or Other Entity, whether or not incurred in connection with any Claim.

2. SPECIFIC INDEMNITY FOR STATUTORY OBLIGATIONS. Without limiting the generality of Section 1 hereof, the Corporation agrees, to the extent permitted by law, to indemnify and save the Indemnified Party harmless from and against any and all costs, charges, expenses, fees, loss, damages or liabilities arising by operation of statute and incurred by or imposed upon the Indemnified Party in relation to the affairs of the Corporation, an Interested Corporation or Other Entity in the Indemnified Party's capacity as director or officer thereof, including but not limited to, all statutory obligations to creditors, employees, suppliers, contractors, subcontractors, and any government or any agency or division of any government, whether federal, provincial, state, regional or municipal.

3. TAXATION INDEMNITY. Without limiting the generality of Section 1 hereof, the


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Corporation agrees that the payment of any indemnity to or reimbursement of the
Indemnified Party hereunder shall include any amount the Indemnified Party may be required to pay on account of applicable income or goods or services taxes or other taxes or levies of whatsoever description arising out of the payment of such indemnity or reimbursement such that the amount received by or on behalf of the Indemnified Party, after payment of any such taxes or levies, is equal to the amount required by the Indemnified Party to pay such costs, charges, expenses, fees, loss, damages or liabilities, provided however that any amount required to be paid with respect to such taxes or levies shall be payable by the Corporation only upon the Indemnified Party remitting or being required to remit any amount payable an account of such taxes or levies. Without limiting the foregoing, the Corporation shall indemnify and make whole the Indemnified Party for any taxes or levies payable by the Indemnified Party arising from or as result of any advancement or loans made by the Corporation to the Indemnified Party pursuant to this Agreement.

4. PARTIAL INDEMNIFICATION. If the Indemnified Party is determined to be entitled under any provisions of this Agreement to indemnification by the Corporation for some or a portion of the costs, charges, expenses, fees, loss, damages or liabilities incurred in respect of any Claim but not for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnified Party for the portion thereof to which the Indemnified Party is determined by a court of competent jurisdiction to be so entitled.

5. NOTICES OF THE PROCEEDINGS. The Indemnified Party shall give notice, in writing, to the Corporation upon the Indemnified Party being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document commencing, threatening or continuing any Claim involving the Corporation, an Interested Corporation or Other Entity or the Indemnified Party which may result in a claim for indemnification under this Agreement, and the Corporation agrees to notify the Indemnified Party, in writing, forthwith upon it or any Interested Corporation being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document commencing or continuing any Claim involving the Indemnified Party. Failure by either party to so notify the other of any Claim shall not relieve the Corporation from liability hereunder except to the extent that the failure materially prejudices the Indemnified Party or the Corporation, as the case may be.

6. SUBROGATION. Promptly after receiving notice of any Claim or threatened Claim from the Indemnified Party, the Corporation may, and upon the written request of the Indemnified Party shall, promptly assume conduct of the defence thereof and retain counsel on behalf of the Indemnified Party who is reasonably satisfactory to the Indemnified Party, to represent the Indemnified Party in respect of the Claim. If the Corporation assumes conduct of the defence on behalf of the Indemnified Party, the Indemnified Party hereby consents to the conduct thereof and of any action taken by the Corporation, in good faith, in connection therewith and the Indemnified Party shall fully cooperate in such defence including, without limitation, the provision of documents, attending examinations for discovery, making affidavits, meeting with counsel, testifying and divulging to the Corporation all information reasonably required to defend or prosecute the Claim.

7. SEPARATE COUNSEL. In connection with any Claim the Indemnified Party shall have


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the right to employ separate counsel of the Indemnified Party's choosing and to participate in the defence thereof but the fees and disbursements of such counsel shall be at the Indemnified Party's expense unless:

    (a) the Indemnified Party reasonably determines that there are legal defences available to the Indemnified Party that are different from or in addition to those available to the Corporation, the Interested Corporation or Other Entity or that a conflict of interest exists which makes representation by counsel chosen by the Corporation not advisable;

    (b) the Corporation has not assumed the defence of the Claim and employed counsel therefor reasonably satisfactory to the Indemnified Party within a reasonable period of time after receiving notice thereof; or

    (c) employment of such other counsel has been authorized by the Corporation;

in which event the fees and disbursements of such counsel shall be paid by the Corporation.

8. NO PRESUMPTION AS TO ABSENCE OF GOOD FAITH. Unless a court of competent jurisdiction otherwise has held or decided that the Indemnified Party is not entitled to be indemnified hereunder, in full or partially, the determination of any Claim by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create any presumption for the purposes of this Agreement that the Indemnified Party is not entitled to indemnity hereunder.

9. SETTLEMENT OF CLAIM. No admission of liability and no settlement of any Claim in a manner adverse to the Indemnified Party shall be made without the consent of the Indemnified Party, such consent not to be unreasonably withheld. No admission of liability shall be made by the Indemnified Party without the consent of the Corporation and the Corporation shall not be liable for any settlement of any Claim made without its consent, such consent not to be unreasonably withheld.

10. DETERMINATION OF RIGHT TO INDEMNIFICATION. If the payment of an indemnity hereunder requires the approval of a court, under the provisions of the Canada Business Corporations Act or otherwise, either of the Corporation or, failing the Corporation, the Indemnified Party may apply to a court of competent jurisdiction for an order approving such indemnity by the Corporation of the Indemnified Party pursuant to this Agreement.

11. ADVANCE OF EXPENSES. The Corporation shall, at the request of the Indemnified Party, advance to the Indemnified Party sufficient funds, or arrange to pay on behalf of or reimburse the Indemnified Party for any costs, charges, expenses, retainers or legal fees incurred or paid by the Indemnified Party in investigating, defending, appealing, preparing for, providing evidence in or instructing and receiving the advice of his counsel or other professional advisors in regard to any Claim or other matter for which the Indemnified Party may be entitled to an indemnity or reimbursement hereunder, and such amounts shall be treated as a non-interest bearing


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advance or loan to the Indemnified Party, pending approval of the Corporation and of the court (if required), to the payment thereof as an indemnity. In the event it is ultimately determined by a court of competent jurisdiction that the Indemnified Party is not entitled to be indemnified in respect of any amount for which a loan or advance was made, or that the Indemnified Party was not entitled to be fully so indemnified, such loan or advance, or the appropriate portion thereof shall be repayable on demand and shall bear interest from the date of such determination until repaid in full at the prime rate prescribed from time to time by The Royal Bank of Canada.

12. OTHER RIGHTS AND REMEDIES UNAFFECTED. The indemnification and payment provided in this Agreement shall not derogate from or exclude any other rights to which the Indemnified Party may be entitled under any provision of the Canada Business Corporations Act or otherwise at law, the Articles or By-Laws of the Corporation, the constating documents of any Interested Corporation or Other Entity, any applicable policy of insurance, guarantee or third-party indemnity, any vote of shareholders of the Corporation, or otherwise, both as to matters arising out of his capacity as a director or officer of the Corporation, an Interested Corporation or Other Entity, or as to matters arising out of any other capacity in which the Indemnified Party may act for or on behalf of the Corporation.

13. INSURANCE. The Corporation shall purchase and maintain, or cause to be purchased and maintained, for so long as the Indemnified Party remains a director or officer of the Corporation, an Interested Corporation or Other Entity, and for a period of six (6) years thereafter, insurance for the benefit of the Indemnified Party (or a rider, extension or modification of such policy to extend the time within which a Claim would be required to be reported by the Indemnified Party under such policy after the Indemnified Party has ceased to be a director or officer) on such terms as the Corporation then maintains in existence for its directors and officers, to the extent permitted by law and in either case, provided such insurance, rider, extension or modification is available on commercially acceptable terms and premiums therefor.

14. COMPANY AND INDEMNIFIED PARTY TO COOPERATE. The Corporation and the Indemnified Party shall, from time to time, provide such information and cooperate with the other, as the other may reasonably request, in respect of all matters hereunder.

15. EFFECTIVE TIME. This Agreement shall be deemed to have effect as and from the first date that the Indemnified Party became a director or officer of the Corporation, an Interested Corporation or Other Entity.

16. EXTENSIONS, MODIFICATIONS. This Agreement is absolute and unconditional and the obligations of the Corporation shall not be affected, discharged, impaired, mitigated or released by the extension of time, indulgence or modification which the Indemnified Party may extend or make with any person regarding any Claim against the Indemnified Party or in respect of any liability incurred by him in acting as a director or officer of the Corporation, an Interested Corporation or Other Entity.

17. INSOLVENCY. The liability of the Corporation under this Agreement shall not be affected, discharged, impaired, mitigated or released by reason of the discharge or release of the


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Indemnified Party in any bankruptcy, insolvency, receivership or other similar proceeding of creditors.

18. MULTIPLE PROCEEDINGS. No action or proceeding brought or instituted under this Agreement and no recovery pursuant thereto shall be a bar or defence to any further action or proceeding which may be brought under this Agreement.

19. MODIFICATION. No modification of this Agreement shall be valid unless the same is in writing and signed by the Corporation and the Indemnified Party.

20. TERMINATION. The obligations of the Corporation shall not terminate or be released upon the Indemnified Party ceasing to act as a director or officer of the Corporation, an Interested Corporation or Other Entity at any time or times. The Corporation's obligations hereunder may be terminated or released only by a written instrument executed by the Indemnified Party.

21. NOTICES. Any notice to be given by one party to the other shall be sufficient if delivered by hand, deposited in any post office in Canada, registered, postage prepaid, or sent by means of electronic transmission (in which case any message so transmitted shall be immediately confirmed in writing and mailed as provided above), addressed, as the case may be:

    (a)  To the Corporation:

              9200 Bridgeport Road
              Richmond, British Columbia,
              V6X 1S1

              Attention:  President

              Telecopier:  (604) 273-6873

    (b)  To the Indemnified Party:


              _________________________

              _________________________

              _________________________

              _________________________

              Telecopier: _____________


or at such other address of which notice is given by the parties pursuant to the provisions of this section. Such notice shall be deemed to have been received when delivered, if delivered, and if mailed, on the fifth business day (exclusive of Saturdays, Sundays and statutory holidays) after the


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date of mailing. Any notice sent by means of electronic transmission shall be deemed to have been given and received on the day it is transmitted, provided that if such day is not a business day then the notice shall be deemed to have been given and received on the next business day following. In case of an interruption of the postal service, all notices or other communications shall be delivered or sent by means of electronic transmission as provided above, except that it shall not be necessary to confirm in writing and mail any notice electronically transmitted.

22. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and all disputes arising under this Agreement shall be referred to and the parties hereto irrevocably attorn to the jurisdiction of the courts of British Columbia.

23. FURTHER ASSURANCES. The Corporation and the Indemnified Party agree that they shall do all such further acts, deeds or things and execute and deliver all such further documents as may be necessary or advisable for the purpose of assuring and conferring on the Indemnified Party the rights hereby created or intended, and of giving effect to and carrying out the intention or facilitating the performance of the terms of this Agreement or to evidence any loan or advance made pursuant to Section 11 hereof.

24. INTERPRETATION. Wherever the singular or masculine are used in this Agreement, the same shall be construed as meaning the plural or the feminine or body corporate and whenever the plural is used in this Agreement the same shall be construed as meaning the singular.

25. INVALID TERMS SEVERABLE. If any term, clause or provision of this Agreement shall be held to be invalid or contrary to law, the validity of any other term, clause or provision shall not be affected and such invalid term, clause or provision shall be considered severable and the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law.

26. BINDING EFFECT. All of the agreements, conditions and terms of this Agreement shall extend to and be binding upon the Corporation and its successors and assigns and shall enure to the benefit of and may be enforced by the Indemnified Party and his heirs, executors, administrators and other legal representatives, successors and assigns.

27. INDEPENDENT LEGAL ADVICE. The Indemnified Party acknowledges that he has been advised to obtain independent legal advice with respect to entering into this Agreement, that he has obtained such independent legal advice or has expressly decided not to seek such advice, and that he is entering into this Agreement with full knowledge of the contents hereof, of his own free will and with full capacity and authority to do so.

28. DEEMING PROVISION. The Indemnified Party shall be deemed to have acted or be acting at the request of the Corporation upon his being appointed or elected as a director or officer of the Corporation or an Interested Corporation.


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IN WITNESS WHEREOF the Corporation and the Indemnified Party have hereunto set their hands and seals as of the day and year first above written.





THE COMMON SEAL OF RITCHIE BROS.       )
AUCTIONEERS INCORPORATED was hereunto  )
affixed in the presence of:            )
                                       )
                                       )
___________________________________    )   C/S
Title:_____________________________    )
        (Authorized Signatory)         )
                                       )
___________________________________    )
Title:_____________________________    )
        (Authorized Signatory)




SIGNED, SEALED AND DELIVERED by ______ )
________ in the presence of:           )
                                       )
                                       )
__________________________________     )
Name                                   )
                                       )  ________________________ (seal)
___________________________________    )
Address                                )
                                       )
___________________________________    )
                                       )
                                       )
___________________________________    )
Occupation                             )




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